                                                                    EXHIBIT 3.12

                                   CERTIFICATE

                                       OF

                               LIMITED PARTNERSHIP

                                       OF

                          IMCO INDIANA PARTNERSHIP L.P.

FIRST:  The name of the Limited Partnership is IMCO Indiana Partnership L.P.

SECOND: The address of the registered office is 320 N. Meridian Street, Indianapolis, Indiana 46204. The name and address of the registered agent is National Registered Agents, Inc., 320 N. Meridian Street, Indianapolis, Indiana 46204.

THIRD: The name and address of the General Partner of the Limited Partnership is IMCO Energy Corp., 5215 North O'Connor Blvd., Suite 940, Central Tower at Williams Square, Irving, Texas 75039.

FOURTH: The latest date upon which the partnership is to dissolve is December 31, 2024.

FIFTH:  The General Partner has determined not to include any other matter.

Duly executed this 21st day of September, 1995.

                                             General Partner:
                                             IMCO Energy Corp.,
                                             a Delaware corporation

                                             by: /s/ Paul V. Dufour
                                                -----------------------------
                                             Paul V. Dufour, Vice President

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[SEAL]                                           SUE ANNE GILROY
                                                 SECRETARY OF STATE
NOTICE OF CHANGE OF REGISTERED OFFICE            CORPORATIONS DIVISION
OR REGISTERED AGENT (ALL CORPORATIONS)           302 W. Washington St., Rm. E018
State Form 26276(R5/4-95)                        Indianapolis, IN 46204
                                                 Telephone: (317)232-6576

INSTRUCTIONS: Use 8 1/2" x 11" white             Indiana Code 23-1-24-2
               paper for inserts.                 (for profit corporation)
              Present original and two           Indiana Code 23-17-6-2
               (2) copies to address in           (non-profit corporation)
               upper right corner of this
               form.                             NO FILING FEE
              Please TYPE or PRINT.

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Name of corporation                                       Date of incorporation

   IMCO INDIANA PARTNERSHIP L.P.                              09/22/95
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Current registered office address (number and
 street, city, state, ZIP code)

   320 N. Meridian St.,                             Indianapolis, IN 46204
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New registered office address (number and
 street, city, state, ZIP code)

   55 Monument Circle, Suite 1424                   Indianapolis, IN 46204
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Current registered agent (type or print name)

   National Registered Agents, Inc.
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New registered agent (type or print name)

   LEXIS Document Services Inc.
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                  STATEMENTS BY REGISTERED AGENT OR CORPORATION
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         This statement is a representation that the new registered agent has consented to the appointment as registered agent, or statement attached signed by registered agent giving consent to act as the new registered agent.

         After the change or changes are made, the street address of this corporation's registered agent and the address of its registered office will be identical.

         The registered agent filing this statement of change of the registered agent's business street address has notified the represented corporation in writing of the change, and the notification was manually signed or signed in facsimile.

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        IN WITNESS WHEREOF, the undersigned executes this notice and verifies, subject to the penalties of perjury, that the statements contained herein are true, this 24th day of February, 1998.

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Signature                                      Title
           /s/ James B. Walburg                      Vice President
           ----------------------------
           James B. Walburg
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